UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant’s telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of KBR, Inc. (the “Company”) was held on May 17, 2023 (the “Annual Meeting of Stockholders”). As of the record date, March 22, 2023, there were 136,340,710 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders. On the meeting date, holders of 130,660,477 shares were present in person or by proxy.

The proposals submitted to the stockholders of the Company at the Annual Meeting of Stockholders and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2023, as supplemented by the proxy supplement filed with the Securities and Exchange Commission on May 1, 2023.

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	124,038,500	743,165	130,469	5,748,343
Stuart J. B. Bradie	124,450,828	331,438	129,868	5,748,343
Lynn A. Dugle	123,337,324	1,444,330	130,480	5,748,343
General Lester L. Lyles, USAF (Ret.)	122,883,296	1,891,970	136,868	5,748,343
Sir John A. Manzoni KCB	124,452,450	327,082	132,602	5,748,343
Lt. General Wendy M. Masiello, USAF (Ret.)	124,437,135	345,899	129,100	5,748,343
Jack B. Moore	122,849,161	1,925,867	137,106	5,748,343
Ann D. Pickard	124,426,568	352,687	132,879	5,748,343
Carlos A. Sabater	123,955,027	823,981	133,126	5,748,343

Each of the directors was elected for a one-year term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	123,025,428	1,590,911	295,795	5,748,343

The advisory vote was in favor of approval of our executive compensation.

Proposal	1 Year	2 Years	3 Years	Abstentions	Broker non-votes
3. Advisory vote regarding the frequency of advisory votes on our Named Executive Officers’ compensation.	123,042,380	76,898	1,644,601	148,255	5,748,343

A one-year frequency received the most votes in the advisory vote regarding the frequency of advisory votes to approve our Named Executive Officers’ compensation. In light of these results, following the Annual Meeting of Stockholders, our board of directors determined that an advisory vote on our Named Executive Officers’ compensation will be held annually, until the next vote on the frequency of such votes.

Proposal	For	Against	Abstentions	Broker non-votes
4. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 29, 2023.	129,977,217	554,521	128,739	N/A

The selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 29, 2023, was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

May 23, 2023	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel and Corporate Secretary